UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2016 (November 7, 2016)

Eagle Bulk Shipping Inc.
(Exact name of registrant as specified in its charter)
Republic of the Marshall Islands	001-33831	98-0453513
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification no.)

300 First Stamford Place, 5th Floor Stamford, CT 06902
(Address of principal executive offices, including zip code)

(Registrant's telephone number, including area code): (203) 276-8100

(Former Name or Former Address, if Changed Since Last Report): None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition.

On November 8, 2016, Eagle Bulk Shipping Inc. (the “Company”) issued a press release regarding its financial results for the quarter ended September 30, 2016. A copy of the press release is attached as Exhibit 99.1 hereto.

The information in this Item 2.02 of this Current Report on Form 8-K, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as expressly set forth by specific reference in such a filing. By filing this Current Report on Form 8-K and furnishing this information, the Company makes no statement or admission as to the materiality of any information in this Item 2.02 or the exhibit attached hereto.

Item 7.01.     Regulation FD.

On November 7, 2016, the Company issued a press release announcing the acquisition of an Ultramax dry bulk vessel. A copy of the press release is attached hereto as Exhibit 99.2 hereto.

The information in this Item 7.01 of this Current Report on Form 8-K, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of such section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing. By filing this Current Report on Form 8-K and furnishing this information, the Company makes no statement or admission as to the materiality of any information in this Item 7.01 or the exhibit attached hereto.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press release, issued by Eagle Bulk Shipping Inc., dated November 8, 2016.
99.2	Press release, issued by Eagle Bulk Shipping Inc., dated November 7, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE BULK SHIPPING INC.
(registrant)

Dated: November 8, 2016	By:	/s/ Frank De Costanzo
	Name:	Frank De Costanzo
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release, issued by Eagle Bulk Shipping Inc., dated November 8, 2016.
99.2	Press release, issued by Eagle Bulk Shipping Inc., dated November 7, 2016.